UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2014

USD Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36674	30-0831007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 2800

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(281) 291-0510

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

UHY LLP (“UHY”) served as USD Partners LP’s (the “Partnership”) independent registered public accounting firm to audit the combined financial statements of the Partnership’s Predecessor for the fiscal year ended December 31, 2013. The Board of Directors of USD Partners GP LLC (“USD Partners GP”), the general partner of the Partnership, selected UHY to serve as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2014. On December 1, 2014, UHY informed the Partnership that effective on that date, its Texas practice had been acquired by BDO USA, LLP (“BDO”), a U.S. professional services firm which provides assurance, tax, financial advisory and consulting services to a wide range of publicly traded and privately held companies, and that all partners and professional employees of UHY’s Texas practice working on matters on behalf of the Partnership had joined BDO. As a result of this transaction, effective December 1, 2014, UHY resigned as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Subsequently, on December 4, 2014, the Audit Committee of the Board of Directors of USD Partners GP engaged BDO to serve as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Prior to such appointment, neither the Partnership nor its predecessor had consulted with BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s or its Predecessor’s financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The audit reports of UHY on the Partnership’s Predecessor combined financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, and these statements were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim periods through December 1, 2014, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had it not been resolved to the satisfaction of UHY, would have caused UHY to make reference thereto in its reports on the financial statements for such periods. During this time, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided UHY with a copy of this Current Report on Form 8-K and requested that UHY furnish it with a letter addressed to the Securities and Exchange Commission stating whether UHY agrees with the above statements. A copy of such letter dated December 2, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from UHY LLP to the Securities and Exchange Commission, dated December 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USD Partners LP

	By:	USD Partners GP LLC, its general partner

Dated: December 4, 2014	By:	/s/ Adam Altsuler
		Name:	Adam Altsuler
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from UHY LLP to the Securities and Exchange Commission, dated December 2, 2014.